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                                                                   EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 2, 1997, except for Note 10, as to which the date is October 24, 1997 in the Registration Statement (Form S-1 No. 333-
      and related Prospectus of BNC Mortgage, Inc., for the registration of 4,438,144 shares of its common stock.

Orange County, California
October 24, 1997